UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-08748

    Wanger Advisors Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

Paul B. Goucher, Esq.

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
June 30, 2017
WANGER USA
Managed by Columbia Wanger Asset Management, LLC
Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

WANGER USA  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Wanger USA (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead manager
Managed Fund since 2016
William J. Doyle, CFA
Co-manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended June 30, 2017)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger USA	05/03/95	11.49	24.59	13.93	7.48	11.78
Russell 2000 Growth Index		9.97	24.40	13.98	7.82	7.63
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.01% is stated as of the Fund’s prospectus dated May 1, 2017, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
Effective May 1, 2017, the Fund compares its performance to that of the Russell 2000 Growth Index. Prior to this date, the Fund compared its performance to that of the Russell 2000 Index. The Investment Manager believes that the Fund’s portfolio will generally be more closely aligned with the Russell 2000 Growth Index than with the former core benchmark from an investment style perspective. Information on the Russell 2000 Index will be included for a one-year transition period.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger USA | Semiannual Report 2017	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 3, 1995 — June 30, 2017)
This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through June 30, 2017 to the Russell 2000 Growth Index and the Russell 2000 Index, with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Top ten holdings (%) (at June 30, 2017)
HealthSouth Corp. Inpatient rehabilitative healthcare services	2.3
LCI Industries Recreational vehicles and equipment	2.2
MAXIMUS, Inc. Program management and consulting services to state and local governments	2.0
OM Asset Management PLC Domestic and international equities, fixed income, and alternative investments	1.7
WNS Holdings Ltd., ADR Business process outsourcing services	1.7
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	1.6
Lakeland Financial Corp. Bank holding company	1.5
LegacyTexas Financial Group, Inc. Bank holding company	1.5
Toro Co. (The) Turf equipment	1.5
Qualys, Inc. Information technology security risk and compliance management solutions	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral)
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2017)
Common Stocks	93.3
Money Market Funds	4.1
Securities Lending Collateral	2.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2017)
Consumer Discretionary	23.1
Consumer Staples	1.0
Energy	1.9
Financials	10.9
Health Care	22.1
Industrials	14.7
Information Technology	23.4
Materials	0.7
Real Estate	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Semiannual Report 2017

Manager Discussion of Fund Performance
(Unaudited)
Matthew A. Litfin, CFA
Lead Portfolio Manager
William J. Doyle, CFA
Co-Portfolio Manager
Wanger USA gained 5.86% during the second quarter of 2017, outperforming its primary benchmark, the Russell 2000 Growth Index, which gained 4.39%. The Fund’s return for the semiannual period was 11.49% versus a gain of 9.97% for the benchmark.
Through the first half of 2017, U.S. equity markets delivered solid and steady gains with very little in the way of interruptions. Growth stocks strengthened against value stocks, which was a sharp reversal from 2016. Economic growth remained strong enough to fuel positive market performance, yet not so robust as to raise concerns that the U.S. Federal Reserve would need to take a more aggressive approach to raising interest rates. Corporate results were also supportive, highlighted by strength in earnings, rising revenues and profit margins, and generally positive guidance for the remainder of 2017. A meaningful decline in the U.S. dollar acted as an additional tailwind for U.S. equities by making the products and services of U.S. companies more competitive overseas.
In terms of stronger market sectors, health care and information technology were the top contributing sectors in the benchmark during the period. The only two sectors with negative absolute returns were energy and consumer staples. The drop in oil prices from over $50 per barrel to below $43 was a primary driver of the fall in energy stocks, resulting in this sector being the standout underperformer.
Overweight positions in energy, financials and consumer discretionary all detracted from Fund performance. This was offset by strong stock selection in consumer discretionary as Fund holdings in that sector more than tripled benchmark returns. Stock selection in health care and information technology also helped. Selections within energy and financials detracted.
Top contributors during the period were health care holding Exact Sciences and consumer company iRobot. Exact’s stock more than doubled on the strength of Cologuard, a stool-based screen for the early detection of colon cancer that we believe strikes a balance of accuracy, cost-effectiveness and convenience. We took advantage of the strength to trim our position. iRobot is the global leader in robotic floor care. The attraction for us is the company’s technological lead over the competition due to more robust R&D efforts combined with a growing marketplace for its core products. The company also is pushing into other areas and could soon be a leader in robotic lawn mowing.
Among the Fund’s detractors were Carrizo Oil and Gas and Knoll. Though an efficient exploration company, it was not surprising that Carrizo’s stock declined along with the drop in crude oil prices. Knoll manufactures and sells office furniture. Non-residential construction has been softer than expected causing the company to report softer sales and an earnings miss.
We added several new positions to the portfolio during the first half of the year, including Extended Stay America and Orasure. Extended Stay owns and operates branded hotels in the extended stay segment of the lodging industry. Over the last five years the company has renovated over 600 hotels, refinanced its balance sheet, and laid out a plan to return to unit growth. We believe investors are under-appreciating the company’s multi-faceted strategy. Orasure develops, markets and sells oral fluid specimen collection devices. The burgeoning consumer genomics market has benefited the company’s molecular collection segment and global efforts to eradicate HIV and other epidemics has benefited their diagnostics business. We were attracted to its highly entrenched presence in these rapidly growing areas. On the surface, these are very different businesses; however, both have exhibited many of the characteristics we seek in new ideas for the Fund’s portfolio. Both offer differentiated products that we believed had an advantage over their nearest competitors, operated in segments poised for growth, and, as of the close of the reporting period, traded at valuations we believed were reasonable relative to their quality and future growth potential.
Global stocks markets have rewarded investors thus far in 2017. At the end of the period, averages remained at robust levels and there was sustained economic expansion around the world. However, growth was slower than in previous recoveries. Interest rates and volatility also remained low. We are

Wanger USA | Semiannual Report 2017	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
realistic about the potential risks after a global surge in stock valuations and the potential for increased volatility. In this market environment, we continue to focus on identifying exciting growth companies with sustainable competitive advantages trading at reasonable valuations.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger USA | Semiannual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2017 — June 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,114.90	1,020.00	5.22	4.99	0.99
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Wanger USA | Semiannual Report 2017	7

Portfolio of Investments
June 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 97.3%
Issuer	Shares	Value ($)
Consumer Discretionary 22.4%
Auto Components 5.3%
Cooper-Standard Holding, Inc.(a) Sealing, fuel and brake delivery, fluid transfer systems, anti-vibration systems components, subsystems, and modules	48,866	4,929,113
Dorman Products, Inc.(a) Automotive products and home hardware	92,158	7,627,918
Gentex Corp. Products that use electro-optic technology	183,487	3,480,748
LCI Industries Recreational vehicles and equipment	144,694	14,816,666
Tenneco, Inc. Emission control and ride control products and systems	93,755	5,421,852
Total		36,276,297
Distributors 1.0%
Pool Corp. Wholesale distributor of swimming pool supplies, equipment and leisure products	57,222	6,727,591
Diversified Consumer Services 3.5%
Adtalem Global Education, Inc. Higher education institutions	258,097	9,794,781
Bright Horizons Family Solutions, Inc.(a) Child care and early education services	96,459	7,447,599
Laureate Education, Inc., Class A(a) Provides educational services	403,982	7,081,805
Total		24,324,185
Hotels, Restaurants & Leisure 5.0%
Extended Stay America, Inc. Hotels and motels	464,049	8,983,989
Papa John’s International, Inc. Pizza delivery and carry-out restaurants	97,356	6,986,266
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	215,558	10,982,680
Vail Resorts, Inc. Operates resorts globally	18,266	3,704,893
Wingstop, Inc.(b) Cooked-to-order chicken wings	116,734	3,607,081
Total		34,264,909
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.4%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	45,240	5,865,366
iRobot Corp.(a) Manufactures robots for cleaning	49,060	4,127,908
Total		9,993,274
Internet & Direct Marketing Retail 1.1%
Wayfair, Inc., Class A(a),(b) Retails household goods online	99,975	7,686,078
Leisure Products 2.2%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	140,977	8,843,487
Polaris Industries, Inc.(b) Off-road and on-road vehicles	69,611	6,420,223
Total		15,263,710
Specialty Retail 2.9%
Camping World Holdings, Inc., Class A Recreational vehicles and accessories	263,439	8,127,093
Five Below, Inc.(a) Specialty value retailer	173,051	8,543,528
Monro Muffler Brake, Inc. Automotive undercar repair and tire services	74,782	3,122,148
Total		19,792,769
Total Consumer Discretionary		154,328,813
Consumer Staples 0.9%
Household Products 0.9%
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	56,919	6,281,012
Total Consumer Staples		6,281,012
Energy 1.9%
Energy Equipment & Services 1.0%
Core Laboratories NV Reservoir description, production enhancement, and reservoir management services	38,122	3,860,615
Oceaneering International, Inc. Services and products for the offshore oil and gas industry	135,747	3,100,461
Total		6,961,076

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.9%
Carrizo Oil & Gas, Inc.(a) Natural gas and crude oil	176,792	3,079,717
PDC Energy, Inc.(a) Petroleum products	64,377	2,775,292
Total		5,855,009
Total Energy		12,816,085
Financials 10.6%
Banks 6.6%
First Busey Corp. Multi-bank holding company	240,969	7,065,211
Great Southern Bancorp, Inc. Real estate, commercial real estate, commercial business, consumer, and construction loans	75,385	4,033,097
Lakeland Financial Corp. Bank holding company	223,648	10,260,970
LegacyTexas Financial Group, Inc. Bank holding company	267,640	10,205,113
MB Financial, Inc. Holding company for MB Financial Bank, N.A.	141,549	6,233,818
Sandy Spring Bancorp, Inc. Holding company for Sandy Spring Bank	90,292	3,671,273
Trico Bancshares Holding company for Tri Counties Bank	114,604	4,028,331
Total		45,497,813
Capital Markets 3.0%
Hamilton Lane, Inc., Class A(b) Private market investment solutions	190,031	4,178,782
Houlihan Lokey, Inc. Investment bank	149,932	5,232,627
OM Asset Management PLC Domestic and international equities, fixed income, and alternative investments	764,764	11,364,393
Total		20,775,802
Consumer Finance 1.0%
FirstCash, Inc. Owns and operates pawn stores	113,886	6,639,554
Total Financials		72,913,169
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 21.5%
Biotechnology 5.3%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	144,860	7,453,047
Celldex Therapeutics, Inc.(a),(b) Uses applications of immunology to prevent and treat diseases	1,125,025	2,778,812
Exact Sciences Corp.(a) Developing and commercializing a test for the early detection and prevention of colorectal cancer	119,410	4,223,532
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	115,095	3,746,342
Intercept Pharmaceuticals, Inc.(a),(b) biopharmaceutical products	33,122	4,010,080
Kite Pharma, Inc.(a) Develops and manufacturers pharmaceuticals	44,589	4,622,542
Ligand Pharmaceuticals, Inc.(a) Drugs that regulate hormone activated intracellular receptors	33,449	4,060,708
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	88,717	5,510,213
Total		36,405,276
Health Care Equipment & Supplies 7.8%
Anika Therapeutics, Inc.(a) Integrated orthopedic medicines company	123,686	6,102,667
Atrion Corp. Medical products and components	9,700	6,240,010
Endologix, Inc.(a),(b) Minimally invasive treatments for vascular diseases	508,174	2,469,726
Haemonetics Corp.(a) Automated blood processing systems	129,223	5,103,016
iRhythm Technologies, Inc.(a) Medical instruments	183,658	7,803,628
LeMaitre Vascular, Inc. Medical devices for vascular surgeons and interventionists	120,654	3,766,818
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	76,677	6,991,409
Natus Medical, Inc.(a) Medical device company that develops, manufactures, and markets screening products	156,220	5,827,006

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2017	9

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
OraSure Technologies, Inc.(a) Medical devices and diagnostic products	296,134	5,111,273
West Pharmaceutical Services, Inc. Drug therapies and healthcare products	43,661	4,126,838
Total		53,542,391
Health Care Providers & Services 4.0%
AMN Healthcare Services, Inc.(a) Temporary healthcare staffing	187,769	7,332,380
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	95,030	4,735,345
HealthSouth Corp. Inpatient rehabilitative healthcare services	322,163	15,592,689
Total		27,660,414
Health Care Technology 1.7%
Evolent Health, Inc., Class A(a) Purpose-built platform enables providers to migrate their payment models	236,067	5,984,298
Medidata Solutions, Inc.(a) Hosted clinical development solutions	72,840	5,696,088
Total		11,680,386
Life Sciences Tools & Services 2.7%
Bio-Techne Corp. Biotechnology products and clinical diagnostic controls	79,198	9,305,765
Cambrex Corp.(a) Products, services, and technologies for the Life Sciences and fine chemicals industry	149,651	8,941,647
Total		18,247,412
Total Health Care		147,535,879
Industrials 14.3%
Aerospace & Defense 2.3%
Astronics Corp.(a) Specialized lighting, control systems, and electronics for the cockpit, cabin, and exteriors of military, commercial jet, and aviation aircraft	149,491	4,554,991
Astronics Corp., Class B(a) Designer & Manufacturer of Aircraft Electrical Components & Testing Equipment	21,436	655,513
Axon Enterprise, Inc.(a),(b) Security systems	154,574	3,885,990
HEICO Corp., Class A Aerospace products and services	105,679	6,557,382
Total		15,653,876
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 4.6%
Brink’s Co. (The) Provides security services globally	107,509	7,203,103
Copart, Inc.(a) Services to process and sell salvage vehicles through auctions	274,417	8,723,717
Healthcare Services Group, Inc. Housekeeping, laundry, linen, facility maintenance, and food services	86,922	4,070,557
Knoll, Inc. Branded office furniture products and textiles	163,713	3,282,446
Unifirst Corp. Workplace uniforms and protective clothing	59,889	8,426,382
Total		31,706,205
Machinery 4.8%
Barnes Group, Inc. International industrial and aerospace manufacturer and service provider	139,883	8,187,352
ESCO Technologies, Inc. Engineered products and solutions	67,265	4,012,357
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	27,952	3,391,137
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	50,271	3,462,666
REV Group, Inc. Specialty vehicles and related aftermarket parts and services	145,594	4,030,042
Toro Co. (The) Turf equipment	145,344	10,070,886
Total		33,154,440
Professional Services 2.0%
ICF International, Inc.(a) Management, technology, policy consulting, and implementation services	121,028	5,700,419
Wageworks, Inc.(a) Tax-advantaged programs for consumer-directed health, commuter, and other employee spending account benefits	121,229	8,146,588
Total		13,847,007
Trading Companies & Distributors 0.6%
Watsco, Inc. Air conditioning, heating, and refrigeration equipment	24,431	3,767,260
Total Industrials		98,128,788

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 22.8%
Electronic Equipment, Instruments & Components 1.1%
IPG Photonics Corp.(a) High-power fiber lasers and amplifiers	52,969	7,685,802
Internet Software & Services 9.5%
Alteryx, Inc., Class A(a),(b) Data storage, retrieval, management, reporting, and analytics solutions	227,551	4,441,796
Apptio, Inc., Class A(a) Cloud-based business management solutions	201,188	3,490,612
CoStar Group, Inc.(a) Provides building-specific information to the United States commercial real estate industry and related industries	28,011	7,383,700
j2 Global, Inc. Cloud-based communications and storage messaging services	113,366	9,646,313
LogMeIn, Inc. Remote connectivity services	49,058	5,126,561
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	230,008	6,159,614
MINDBODY, Inc., Class A(a) Business management software	195,367	5,313,982
NIC, Inc. Provides eGovernment services	431,774	8,182,117
Nutanix, Inc., Class A(a),(b) Enterprise cloud platforms	297,951	6,003,713
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	150,996	5,579,302
SPS Commerce, Inc.(a) On-demand supply chain management solutions through an online hosted software suite	58,737	3,745,071
Total		65,072,781
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.7%
CoreLogic, Inc.(a) Consumer, financial and property information, analytics and services to business and government	99,630	4,321,949
Euronet Worldwide, Inc.(a) Electronic financial transaction solutions	72,318	6,318,424
ExlService Holdings, Inc.(a) Offshore business process outsourcing solutions	74,717	4,152,771
MAXIMUS, Inc. Program management and consulting services to state and local governments	218,432	13,680,396
WNS Holdings Ltd., ADR(a) Business process outsourcing services	323,037	11,099,551
Total		39,573,091
Semiconductors & Semiconductor Equipment 1.1%
Monolithic Power Systems, Inc. Power management solutions	75,628	7,290,539
Software 5.4%
Aspen Technology, Inc.(a) Process optimization software, products and services	88,250	4,876,695
Blackline, Inc.(a) Develops and markets enterprise software	138,472	4,948,989
CyberArk Software Ltd.(a) IT security solutions	76,266	3,809,487
Guidewire Software, Inc.(a) Enterprise software for the property and casualty insurance industry	77,352	5,314,856
Manhattan Associates, Inc.(a) Information technology solutions for distribution centers	71,740	3,447,825
Qualys, Inc.(a) Information technology security risk and compliance management solutions	242,884	9,909,667
Tyler Technologies, Inc.(a) End-to-end information management solutions and services for local governments	26,715	4,693,025
Total		37,000,544
Total Information Technology		156,622,757
Materials 0.7%
Chemicals 0.7%
Scotts Miracle-Gro Co. (The), Class A Lawn and garden products	54,227	4,851,147
Total Materials		4,851,147

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2017	11

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 1.5%
CoreCivic, Inc. Detention and corrections services	234,785	6,475,370
UMH Properties, Inc. Real estate investment trust	223,313	3,807,487
Total		10,282,857
Real Estate Management & Development 0.7%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	82,709	4,668,923
Total Real Estate		14,951,780
Total Common Stocks (Cost: $502,841,722)		668,429,430

Securities Lending Collateral 2.7%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 0.910%(c),(d)	18,747,400	18,747,400
Total Securities Lending Collateral (Cost: $18,747,400)		18,747,400

Money Market Funds 4.3%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.780%(c)	29,168,487	29,168,487
Total Money Market Funds (Cost: $29,168,487)		29,168,487
Total Investments (Cost $550,757,609)		716,345,317
Obligation to Return Collateral for Securities Loaned		(18,747,400)
Other Assets & Liabilities, Net		(10,517,376)
Net Assets		$687,080,541

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at June 30, 2017. The total market value of securities on loan at June 30, 2017 was $18,293,903.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2017.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Fair value measurements  (continued)
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	154,328,813	—	—	154,328,813
Consumer Staples	6,281,012	—	—	6,281,012
Energy	12,816,085	—	—	12,816,085
Financials	72,913,169	—	—	72,913,169
Health Care	147,535,879	—	—	147,535,879
Industrials	98,128,788	—	—	98,128,788
Information Technology	156,622,757	—	—	156,622,757
Materials	4,851,147	—	—	4,851,147
Real Estate	14,951,780	—	—	14,951,780
Total Common Stocks	668,429,430	—	—	668,429,430
Securities Lending Collateral	18,747,400	—	—	18,747,400
Money Market Funds	29,168,487	—	—	29,168,487
Total Investments	716,345,317	—	—	716,345,317
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2017	13

Statement of Assets and Liabilities
June 30, 2017 (Unaudited)
Assets
Investments, at cost
Unaffiliated issuers, at cost	$550,757,609
Total investments, at cost	550,757,609
Investments, at value
Unaffiliated issuers, at value (including securities on loan: $18,293,903)	716,345,317
Total investments, at value	716,345,317
Receivable for:
Investments sold	304,119
Dividends	316,675
Securities lending income	26,185
Foreign tax reclaims	401
Prepaid expenses	4,634
Trustees’ deferred compensation plan	174,177
Total assets	717,171,508
Liabilities
Due upon return of securities on loan	18,747,400
Payable for:
Investments purchased	9,913,918
Capital shares purchased	1,125,009
Investment advisory fee	16,311
Transfer agent fees	2
Administration fees	942
Other expenses	113,208
Trustees’ deferred compensation plan	174,177
Total liabilities	30,090,967
Net assets applicable to outstanding capital stock	$687,080,541
Represented by
Paid in capital	437,539,535
Excess of distributions over net investment income	(177,523)
Accumulated net realized gain	84,130,821
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	165,587,708
Total - representing net assets applicable to outstanding capital stock	$687,080,541
Shares outstanding	27,563,993
Net asset value per share	24.93
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Semiannual Report 2017

Statement of Operations
Six Months Ended June 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,881,419
Income from securities lending — net	434,433
Foreign taxes withheld	(21,377)
Total income	3,294,475
Expenses:
Investment advisory fee	2,913,427
Transfer agent fees	293
Administration fees	168,224
Trustees’ fees	27,843
Custodian fees	7,131
Printing and postage fees	82,695
Audit fees	19,530
Legal fees	79,243
Compensation of chief compliance officer	1,040
Other	3,896
Total expenses	3,303,322
Net investment loss	(8,847)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	87,666,871
Net realized gain	87,666,871
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(14,366,532)
Net change in unrealized appreciation (depreciation)	(14,366,532)
Net realized and unrealized gain	73,300,339
Net increase in net assets resulting from operations	$73,291,492
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2017	15

Statement of Changes in Net Assets
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment loss	$(8,847)	$(1,023,088)
Net realized gain	87,666,871	107,626,627
Net change in unrealized appreciation (depreciation)	(14,366,532)	(26,013,693)
Net increase in net assets resulting from operations	73,291,492	80,589,846
Distributions to shareholders
Net realized gains	(108,009,366)	(177,478,615)
Total distributions to shareholders	(108,009,366)	(177,478,615)
Increase in net assets from capital stock activity	57,562,698	68,519,737
Total increase (decrease) in net assets	22,844,824	(28,369,032)
Net assets at beginning of period	664,235,717	692,604,749
Net assets at end of period	$687,080,541	$664,235,717
Excess of distributions over net investment income	$(177,523)	$(168,676)

	Six Months Ended		Year Ended
	June 30, 2017 (Unaudited)		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	187,326	5,113,344	358,725	9,663,627
Distributions reinvested	4,399,567	108,009,366	7,321,725	177,478,615
Redemptions	(2,057,993)	(55,560,012)	(4,460,294)	(118,622,505)
Total net increase	2,528,900	57,562,698	3,220,156	68,519,737
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger USA | Semiannual Report 2017

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$26.53	$31.75	$37.71	$41.13	$33.84	$29.80
Income from investment operations:
Net investment income (loss)	0.00 (a)	(0.04)	(0.12)	(0.06)	(0.05)	0.15
Net realized and unrealized gain	2.98	3.56	0.45	1.70	10.79	5.63
Total from investment operations	2.98	3.52	0.33	1.64	10.74	5.78
Less distributions to shareholders from:
Net investment income	—	—	—	—	(0.06)	(0.11)
Net realized gains	(4.58)	(8.74)	(6.29)	(5.06)	(3.39)	(1.63)
Total distributions to shareholders	(4.58)	(8.74)	(6.29)	(5.06)	(3.45)	(1.74)
Net asset value, end of period	$24.93	$26.53	$31.75	$37.71	$41.13	$33.84
Total return	11.49%	13.69%	(0.61)%	4.78%	33.75%	20.02% (b)
Ratios to average net assets
Total gross expenses(c)	0.99% (d)	1.00%	1.01%	0.96%	0.96%	0.96%
Total net expenses(c)	0.99% (d)	1.00%	1.01%	0.96%	0.96%	0.96% (e)
Net investment income (loss)	0.00% (a),(d)	(0.16)%	(0.34)%	(0.15)%	(0.12)%	0.45%
Supplemental data
Portfolio turnover	48%	118%	45%	14%	15%	12%
Net assets, end of period (in thousands)	$687,081	$664,236	$692,605	$800,933	$912,143	$782,222

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2017	17

Notes to Financial Statements
June 30, 2017 (Unaudited)
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
18	Wanger USA | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2017, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2017:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$18,293,903	$—	$—	$—	$18,293,903
Gross amount of recognized liabilities for securities lending (collateral received)					18,747,400
Amounts due to counterparty					$453,497
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2017:
Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	18,747,400
Total Liabilities	18,747,400
Total Financial and Derivative Net Assets	(18,747,400)
Financial Instruments	18,293,903
Net Amount (a)	(453,497)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger USA | Semiannual Report 2017	19

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
20	Wanger USA | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%
For the six months ended June 30, 2017, the annualized effective investment advisory fee rate was 0.87% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the six months ended June 30, 2017, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer of the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated
Wanger USA | Semiannual Report 2017	21

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
funds governed by the Board, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2017 through June 30, 2018, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees.
Transfer agency fees
Prior to July 1, 2017, the Fund paid the transfer agent a monthly fee at the annual rate of $21.00 per open account for its services. The transfer agent also received reimbursement from the Fund for certain out-of-pocket expenses. Effective July 1, 2017, the Fund no longer pays a transfer agency fee.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2017, the approximate cost of investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
550,758,000	177,248,000	(11,661,000)	165,587,000
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2017, were $314,585,089 and $369,372,717, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
22	Wanger USA | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Note 6. Line of credit
Effective April 25, 2017, the Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and other participating funds, including other funds managed by another affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. Prior to April 25, 2017, the Trust together with Columbia Acorn Trust, another trust managed by the Investment Manager, participated in a revolving credit facility in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under this facility, interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations.
No amounts were borrowed for the benefit of the Fund under the line of credit during the six months ended June 30, 2017.
Note 7. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At June 30, 2017, two unaffiliated shareholders of record owned 33.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new
Wanger USA | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Wanger USA | Semiannual Report 2017

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger USA (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the "Contract Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the "Performance Committee")), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on nine separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and/or to discuss outstanding issues. In addition, the Performance Committee, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the "Compliance Committee") made available relevant information with respect to matters within the realm of its oversight responsibilities.
The materials reviewed by the Contract Committee and the Trustees included, among other items: (i) information on the investment performance of the Fund relative to independently selected peer groups of funds and the Fund’s performance benchmark(s) over various time periods, as presented and analyzed by two independent consultants; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the size, education and experience of CWAM’s investment staff and its use of technology, external research and trading cost measurement tools and level of resources devoted to the Fund; (iv) the portfolio manager compensation framework; (v) the allocation of the Fund’s brokerage, and the use of "soft" commission dollars to pay for research products and services; (vi) CWAM’s risk management program; (vii) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (viii) CWAM’s and its affiliates’ conflicts of interest.
At a meeting held on June 13, 2017, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
| Semiannual Report 2017	25

Board Consideration and Approval of Advisory
Agreement  (continued)
Nature, quality and extent of services
The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees also noted the quality of CWAM’s compliance record.
The Trustees took into account the extensive process changes made by CWAM in the past year to improve Fund performance. For Wanger USA this included but was not limited to: the continued addition of more systematic and quantitative tools and risk-based analyses into the portfolio and construction management process; the significant reduction in the number of Fund holdings since 2015 and increased concentration of the portfolio in fewer high conviction names; and certain analyst changes.
The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had previously committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Trustees received and considered detailed performance information at various meetings of the Board, the Contract Committee and the Performance Committee throughout the year. They reviewed information comparing Wanger USA’s performance with that of its benchmarks and with the performance of comparable funds and peer groups as identified by independent consultants Broadridge Financial Solutions, Inc. ("Broadridge") and Morningstar, Inc. ("Morningstar") taking into account that each consultant had a different methodology for calculating the Fund’s total returns. The Trustees evaluated the performance and risk characteristics of the Fund over various time periods, including over the one-, three- and five-year periods ended December 31, 2016, which showed that the Fund had outperformed its Morningstar and Broadridge peer group medians for the one-, three- and five- year periods ended December 31, 2016. They also considered more recent Fund performance in order to evaluate CWAM’s progress in improving Fund performance, noting that for the one-year period ended April 30, 2017, the Fund’s returns were in the first peer quartile and that the Fund had outperformed its primary benchmark.
The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve the Fund’s performance, although it would take some time to determine their effectiveness, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Trustees considered that the CWAM’s Chief Investment Officer, Director of Research (U.S.) and Director of International Research had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps being taken to improve Fund performance.
26	| Semiannual Report 2017

Board Consideration and Approval of Advisory
Agreement  (continued)
Costs of services and profits realized by CWAM
At various Contract Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Broadridge and Morningstar. The Trustees noted that the Wanger USA’s net expenses and actual advisory fees paid were higher than the median of both its Broadridge and Morningstar peer groups. The Trustees noted that the Fund’s advisory fees were generally comparable to Columbia Acorn USA’s advisory fees at the same asset levels.
The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies as a sub-adviser, and other institutional separate accounts that had investment strategies similar to the Fund, as detailed in materials provided to the Contract Committee by CWAM. The Trustees determined that the Fund’s advisory fees were somewhat higher than CWAM’s sub-advisory and institutional separate account fees. The Trustees considered the information provided by CWAM regarding its performance of significant additional services for the Fund that it does not provide to sub-advisory and non-mutual fund clients, including administrative and fund accounting services, oversight of the Fund’s other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, CWAM assumed many legal and business risks that it did not assume in servicing many of its non-fund clients.
The Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM’s profitability in eight of the resources that had been, and would continue to be, provided to it by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. In evaluating whether CWAM was sharing economies of scale with Fund shareholders, the Trustees also took into account the various fee waivers/reimbursements and expense caps that CWAM had agreed to for certain of the Funds for 2017 and 2018. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provides sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
| Semiannual Report 2017	27

Board Consideration and Approval of Advisory
Agreement  (continued)
The Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Trustees determined that CWAM’s use of the Fund’s "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefited from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 13, 2017, the Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2018.
28	| Semiannual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting investor.columbiathreadneedleus.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting investor.columbiathreadneedleus.com; or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger USA | Semiannual Report 2017	29

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
P. Zachary Egan, President
Alan G. Berkshire, Vice President
Michael G. Clarke, Assistant Treasurer
William J. Doyle, Vice President
David L. Frank, Vice President
Paul B. Goucher, Assistant Secretary
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Ryan C. Larrenaga, Assistant Secretary
Matthew A. Litfin, Vice President
Satoshi Matsunaga, Vice President
Thomas P. McGuire, Chief Compliance Officer
Louis J. Mendes, Vice President
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Matthew S. Szafranski, Vice President
Andreas Waldburg-Wolfegg, Vice President
Linda K. Roth-Wiszowaty, Secretary
30	Wanger USA | Semiannual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger USA
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
C-1470 AL (8/17)

SemiAnnual Report
June 30, 2017
WANGER INTERNATIONAL
Managed by Columbia Wanger Asset Management, LLC
Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

WANGER INTERNATIONAL  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Wanger International (the Fund) seeks long-term capital appreciation.
Portfolio management
Louis J. Mendes, CFA
Co-manager
Managed Fund since 2005
P. Zachary Egan, CFA
Co-manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended June 30, 2017)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger International	05/03/95	20.13	18.62	9.19	4.07	12.04
MSCI ACWI ex USA Small Cap Index (Net)		15.56	20.32	10.02	2.91	6.09
MSCI ACWI ex USA Small Cap Growth Index (Net)		16.58	17.17	9.77	2.56	4.54
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.13% is stated as of the Fund’s prospectus dated May 1, 2017, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging markets countries.
The MSCI ACWI ex USA Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International | Semiannual Report 2017	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 3, 1995 — June 30, 2017)
This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through June 30, 2017 to the MSCI ACWI ex USA Small Cap Index (Net) and the MSCI ACWI ex USA Small Cap Growth Index (Net) with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Top ten holdings (%) (at June 30, 2017)
SimCorp AS (Denmark) Global provider of highly specialised software for the investment management industry	1.8
Hastings Group Holdings PLC (United Kingdom) General insurance services to the automobile and home insurance products	1.8
Halma PLC (United Kingdom) Products that detect hazards and protect assets and people in public and commercial buildings	1.8
Big Yellow Group PLC (United Kingdom) Self-storage company	1.8
Brembo SpA (Italy) Braking systems and components	1.6
Rightmove PLC (United Kingdom) Website that lists properties across Britain	1.6
Spirax-Sarco Engineering PLC (United Kingdom) Consultation, service and products for the control and efficient management of steam and industrial fluids	1.5
Aeon Mall Co., Ltd. (Japan) Large-scale shopping malls	1.5
Silergy Corp. (Taiwan) High performance analog integrated circuits	1.5
Koh Young Technology, Inc. (South Korea) 3D measurement and inspection equipment for testing various machineries	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral)
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Wanger International | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at June 30, 2017)
Consumer Discretionary	23.7
Consumer Staples	5.6
Energy	1.2
Financials	9.9
Health Care	8.2
Industrials	21.6
Information Technology	16.5
Materials	5.2
Real Estate	7.3
Telecommunication Services	0.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at June 30, 2017)
Australia	0.5
Belgium	0.8
Brazil	0.5
Cambodia	0.8
Canada	4.7
Cayman Islands	1.9
China	1.4
Denmark	2.2
Finland	1.6
France	1.6
Germany	7.4
Hong Kong	0.9
India	3.6
Indonesia	1.2
Ireland	0.6
Italy	2.6
Japan	19.2
Malta	1.3
Mexico	1.3
Netherlands	1.3
New Zealand	0.5
Norway	1.3
Philippines	0.9
Singapore	0.7
South Africa	1.5
South Korea	4.7
Spain	3.0
Sweden	4.2
Switzerland	0.9
Taiwan	2.9
Thailand	1.5
Turkey	0.6
United Kingdom	16.8
United States	5.1
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Wanger International | Semiannual Report 2017	5

Manager Discussion of Fund Performance
(Unaudited)
P. Zachary Egan, CFA
Co-Portfolio Manager
Louis J. Mendes, CFA
Co-Portfolio Manager
Wanger International shares gained 9.18% during the second quarter of 2017, outperforming the Fund’s primary benchmark, the MSCI ACWI ex-USA Small Cap Index (Net), which gained 6.24%. That brought Fund gains to 20.13% for the semiannual period versus a return of 15.56% for the primary benchmark.
The second quarter of 2017 continued the strong global equity market performance enjoyed during the first quarter. European equity performance led the charge in the first half and was aided by strong currency gains relative to the US Dollar. Also strong were markets closest to China, where a super-sized Chinese stimulus package in the second half of 2016 led to surprisingly strong growth. On the other hand, the markets that performed the worst during the period were those geared to commodity prices.
Information technology and health care, classic growth sectors where the Fund is presently overweight compared to its core benchmark, continued their strong run and were among the top performers during the first half of the year. In fact, positive performance was broadly based across sectors, with the notable exception of the energy sector, where the Fund has been underweight. Energy was the standout underperformer during the first half — the only sector not in positive territory — with the drop in oil prices from over $50 per barrel to below $43 a primary driver of this sector’s underperformance.
Fund allocations to broad regions had a small positive impact on relative performance during the first half of the year. The majority of outperformance during the period came from stock selection. The Fund outperformed in all major regions with the exception of North America/Australasia where results were poor relative to benchmark due to stock selection in Australia. Continental Europe, Japan, and Asia ex-Japan represented approximately 70% of Fund assets at period end and stock selection in those regions drove first half performance. From a sector perspective, relative outperformance was driven by favorable results in financials, consumer discretionary and real estate. Stock selection was weak in materials and energy.
In Asia ex-Japan, Fund holdings in South Korea led the charge. Despite their 4.7% average weight in the portfolio during the first half of the period, South Korean stocks in the Fund more than tripled the return of those in the primary benchmark, in both local and USD currencies, aadding 165 basis points to performance versus the benchmark. The Fund underperformed relative to the primary benchmark in Australia, losing 104 basis points, and in Canada.
Two top contributors for the period were South Korean travel provider, Modetour Networks, and Melco Resorts and Entertainment in the Philippines. Modetour provides travel packages including air fare for both domestic and overseas destinations. The stock rose sharply after upward revisions driven by increasing travel demand from baby boomers entering peak travel years, as well as structurally rising vacation days for working aged persons. Melco develops and owns casino gaming and entertainment resorts. Its stock rose as robust economic growth in the regions in which it operates has led to an increase in casino visitors.
Notable stock detractors included Quintis, an Australian operator of sandalwood plantations, and Vermillion Energy, a Canadian oil and gas exploration company. Quintis experienced a sharp price decline following a scathing research report released by a UK-based activist fund and we decided to exit the position. Not surprisingly, Vermillion declined due to the drop in crude oil prices and we sold the position.
International equities exhibited strong performance in the first half of the year. At the close of the period, prospects in Continental Europe were brightening-though it remains to be seen whether French President Emmanuel Macron can translate a seemingly decisive electoral mandate into labor market reforms capable of invigorating the economy and reducing unemployment. Japanese corporates continued to respond to policy initiatives designed to improve return on capital in an aging society that requires this to fund pension obligations. Emerging market valuations ended the period in line with

6	Wanger International | Semiannual Report 2017

Manager Discussion of Fund Performance  (continued)
(Unaudited)
historical averages and below those of slower growing developed markets. In all regions, we continue to search for exciting growth companies with sustainable competitive advantages trading at reasonable valuations.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
Wanger International | Semiannual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2017 — June 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,201.30	1,019.40	6.09	5.59	1.11
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
8	Wanger International | Semiannual Report 2017

Portfolio of Investments
June 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 98.6%
Issuer	Shares	Value ($)
Australia 0.5%
Domino’s Pizza Enterprises Ltd. Pizza delivery stores	66,417	2,657,721
Belgium 0.8%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	55,000	4,516,631
Brazil 0.5%
Odontoprev SA Dental benefits company	775,600	2,725,100
Cambodia 0.8%
NagaCorp Ltd. Leisure and tourism company	8,234,000	4,324,722
Canada 4.9%
AG Growth International, Inc. Manufacturer of Augers & Grain Handling Equipment	138,688	6,172,942
Boardwalk Real Estate Investment Trust(a) Real estate company	106,969	3,922,252
CAE, Inc. Training solutions based on simulation technology and integrated training services	290,267	5,004,912
ShawCor Ltd. Energy services company	119,000	2,429,920
Tahoe Resources, Inc. Mining services	299,590	2,582,832
Uni-Select, Inc. Wholesale distribution of automotive replacement parts, equipment, tools, and accessories	129,872	3,136,637
Vermilion Energy, Inc.(a) Oil and natural gas	123,526	3,918,769
Total		27,168,264
Cayman Islands 1.9%
Netshoes Cayman Ltd.(b) Online sports goods and apparel	274,806	5,229,558
Silicon Motion Technology Corp., ADR Semiconductor products	113,571	5,477,529
Total		10,707,087
China 1.5%
51job, Inc., ADR(a),(b) Integrated human resource services	94,935	4,246,443
China Medical System Holdings Ltd. Pharmaceutical and medical products	2,334,000	4,035,639
Total		8,282,082
Common Stocks (continued)
Issuer	Shares	Value ($)
Denmark 2.3%
SimCorp AS Global provider of highly specialised software for the investment management industry	163,945	9,931,864
William Demant Holding AS(b) Hearing aids, audiometers, tympanometers, diagnostic instruments, and wireless communication equipment	113,172	2,929,102
Total		12,860,966
Finland 1.7%
Munksjo OYJ Industrial paper	165,130	3,357,137
Tikkurila OYJ Manufactures paint	274,109	5,926,481
Total		9,283,618
France 1.6%
Akka Technologies High-technology engineering consulting services	55,232	2,858,300
Elior Group Provides catering, cleaning, and facility management services	210,000	6,101,821
Total		8,960,121
Germany 7.6%
AURELIUS Equity Opportunities SE & Co. KGaA(a) Loans to distressed companies	147,722	7,935,775
CTS Eventim AG & Co. KGaA Online ticket sales	73,793	3,263,424
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	172,137	7,674,524
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	106,607	7,938,827
Norma Group SE Plastic and metal-based components and systems in connecting technology	97,049	5,044,532
Stroeer SE & Co. KGaA(a) Digital multi-channel media company	128,804	7,714,629
Vapiano SE(b) Chain of restaurants	105,000	2,734,306
Total		42,306,017
Hong Kong 1.0%
Vitasoy International Holdings Ltd. Food and beverages	2,648,000	5,450,491

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2017	9

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
India 3.7%
Amara Raja Batteries Ltd.(b) Industrial and automotive batteries	299,518	3,889,709
Care Ratings Ltd. Credit rating services	129,311	3,204,259
GRUH Finance Ltd. Provides a range of home loans as well as insurance products	728,016	5,013,589
TVS Motor Co., Ltd. Motorcycles, mopeds and scooters	630,627	5,354,182
United Breweries Ltd. Alcoholic beverages	250,689	3,030,307
Total		20,492,046
Indonesia 1.3%
PT Link Net Tbk High-speed internet connection through fiber optic lines	7,468,900	2,900,136
PT Media Nusantara Citra Tbk(b) Integrated media company in Southeast Asia	21,754,500	2,999,029
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	2,509,950	1,273,740
Total		7,172,905
Ireland 0.6%
UDG Healthcare PLC Commercialisation solutions for health care companies	311,000	3,507,835
Italy 2.6%
Brembo SpA Braking systems and components	610,805	8,936,650
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	63,500	5,834,757
Total		14,771,407
Japan 19.8%
Aeon Credit Service Co., Ltd. Credit card company	198,300	4,208,345
Aeon Mall Co., Ltd. Large-scale shopping malls	420,700	8,311,748
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	138,700	4,235,247
Asahi Intecc Co., Ltd. Manufactures medical tools and stainless wire rope	96,800	4,404,800
Common Stocks (continued)
Issuer	Shares	Value ($)
CyberAgent, Inc. Operates websites, internet advertising agency and creates PC and mobile contents	155,500	4,829,298
Daiseki Co., Ltd. Waste Disposal & Recycling	153,800	3,421,991
DIP Corp. Matching services through Internet for job agencies and job seekers	26,100	530,947
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	127,500	4,187,549
Hikari Tsushin, Inc. Distribution network, telecommunication, office automation equipment, in-house products and individual insurance plans	63,800	6,721,700
Istyle, Inc.(a) Cosmetics Review Portal & Retailer	543,900	4,309,936
Milbon Co., Ltd. Hair Products for Salons	115,450	6,491,252
MonotaRO Co., Ltd Machine tools, engine parts, and factory consumable goods	151,500	4,896,079
Nakanishi, Inc. Dental Tools & Machinery	78,600	3,187,943
NGK Spark Plug Co., Ltd. Spark plugs for automobiles, motorcycles, agricultural machinery, ships, and aircrafts	178,800	3,829,988
Nihon M&A Center, Inc. Provides M&A advisory services to small and medium-sized enterprises	71,800	2,628,198
Nippon Shinyaku Co., Ltd. Pharmaceutical & Orphan Drug Provider	48,300	3,091,889
Nissan Chemical Industries Ltd. Variety of chemical products	113,000	3,744,469
NOF Corp. Diversified chemical producer	357,000	4,556,640
OSG Corp. Manufactures machine tool equipment	125,800	2,568,548
Otsuka Corp. Computer information system and software	67,100	4,173,891
Persol Holdings Co., Ltd. Human resource solutions	258,000	4,847,355
Seria Co., Ltd. Operates 100 yen chain stores	68,400	3,304,545
Seven Bank Ltd. Banking services through Automated Teller Machine (ATM)	1,332,800	4,778,696
Sohgo Security Services Co., Ltd. Around the clock security services	121,500	5,484,522

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Ushio, Inc. Lamps and optical equipment	263,100	3,320,802
Yonex Co., Ltd.(a) Branded Sporting Goods Manufacturer	461,600	4,174,946
Total		110,241,324
Malta 1.4%
Kindred Group PLC Online gambling services	672,727	7,609,871
Mexico 1.3%
Grupo Aeroportuario del Centro Norte SAB de CV Operates international airports in the northern and central regions of Mexico	684,600	4,123,349
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	14,657	3,083,833
Total		7,207,182
Netherlands 1.4%
Aalberts Industries NV Industrial services and flow control systems	190,110	7,569,294
New Zealand 0.6%
Restaurant Brands New Zealand Ltd.	671,757	3,081,799
Norway 1.3%
Atea ASA Nordic and Baltic supplier of IT infrastructure	554,819	7,442,998
Philippines 1.0%
Melco Resorts And Entertainment Philippines Corp.(b) Owns and operates casinos	13,321,800	2,308,162
Puregold Price Club, Inc. Wholesale and retail stores, including supermarkets	3,580,200	3,160,878
Total		5,469,040
Singapore 0.7%
Mapletree Commercial Trust Singapore-focused real estate investment trust	3,542,707	4,104,316
South Africa 1.5%
AECI Ltd. Commercial explosives, synthetic fibers, industry chemicals and fertilizers	340,357	2,765,002
Clicks Group Ltd. Owns and operates chains of retail stores	301,392	3,225,292
Famous Brands Ltd. Food and beverage company	248,427	2,392,647
Total		8,382,941
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 4.8%
GS Retail Co., Ltd. Chain of retail stores	23,485	1,058,947
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	154,484	8,102,779
Korea Investment Holdings Co., Ltd. Financial holding company	91,812	5,626,030
Medy-Tox, Inc. Biopharmaceutical products using clostridium botulinum	11,512	5,637,420
Modetour Network, Inc. Travel services	228,504	6,320,982
Total		26,746,158
Spain 3.1%
Bolsas y Mercados Españoles SHMSF SA Barcelona, Bilbao, Madrid, and Valencia Stock Exchanges	85,573	3,089,961
Hispania Activos Inmobiliarios SOCIMI SA Invests in residential apartments, offices and hotels	349,313	5,775,058
Prosegur Cia de Seguridad SA, Registered Shares Security and transportation services	577,000	3,749,826
Viscofan SA Artificial casings made of cellulose, collagen, and plastic for use in the meat industry	81,464	4,819,683
Total		17,434,528
Sweden 4.3%
Byggmax Group AB Discount provider of building materials	639,524	4,649,524
NetEnt AB Computer gaming software	349,310	3,053,721
Recipharm AB, B Shares(b) Contract development and manufacture of pharmaceuticals	405,917	5,926,358
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	257,448	6,365,380
Trelleborg AB, Class B Manufactures and distributes industrial products	185,741	4,239,676
Total		24,234,659
Switzerland 1.0%
Inficon Holding AG Vacuum instruments used to monitor and control production processes	10,893	5,367,549

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2017	11

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 3.0%
Basso Industry Corp. Pneumatic nailers and staplers	1,428,000	3,990,565
Silergy Corp. High performance analog integrated circuits	426,000	8,202,594
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	283,395	4,664,474
Total		16,857,633
Thailand 1.5%
Beauty Community PCL(b) Cosmetic and beauty products	9,168,600	2,911,726
Home Product Center PCL, Foreign Registered Shares Building materials and home improvement products	10,108,900	2,854,472
Tisco Financial Group PCL Bank holding company	1,285,400	2,874,566
Total		8,640,764
Turkey 0.6%
Logo Yazilim Sanayi Ve Ticaret AS(b) Enterprise resource planning software	189,541	3,178,365
United Kingdom 17.3%
Assura PLC Primary healthcare property group	4,923,749	4,091,453
Big Yellow Group PLC Self-storage company	939,551	9,691,845
Connect Group PLC Distribution of newspapers and magazines, and books	1,746,570	2,564,859
Domino’s Pizza Group PLC Pizza delivery stores	1,015,100	3,885,701
DS Smith PLC Provides corrugated packaging services	938,422	5,788,564
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	686,477	9,835,119
Hastings Group Holdings PLC General insurance services to the automobile and home insurance products	2,425,975	9,918,331
JD Sports Fashion PLC Brand-name sports and leisure wear	546,000	2,488,981
LivaNova PLC(b) Medical technology focusing on neuromodulation, cardiac surgery and rhythm management	92,899	5,686,348
Common Stocks (continued)
Issuer	Shares	Value ($)
Ocado Group PLC(a),(b) Distributes a wide range of retail consumer products	933,188	3,517,455
Polypipe Group PLC Plastic piping systems	1,590,565	7,919,845
PureCircle Ltd.(a),(b) Natural Sweeteners	719,896	3,562,987
Rightmove PLC Website that lists properties across Britain	154,000	8,524,533
Shaftesbury PLC Real estate company	330,621	4,187,752
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	122,129	8,510,078
WH Smith PLC Retails books, magazines, newspapers, and periodicals	277,743	6,203,948
Total		96,377,799
United States 0.7%
Ultragenyx Pharmaceutical, Inc.(b) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	65,262	4,053,423
Total Common Stocks (Cost: $420,678,581)		549,186,656

Securities Lending Collateral 3.0%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 0.910%(c),(d)	17,042,345	17,042,345
Total Securities Lending Collateral (Cost: $17,042,345)		17,042,345

Money Market Funds 1.5%

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.879% (c)	8,346,070	8,346,070
Total Money Market Funds (Cost: $8,346,070)		8,346,070
Total Investments (Cost: $446,066,996)		574,575,071
Obligation to Return Collateral for Securities Loaned		(17,042,345)
Other Assets & Liabilities, Net		(385,244)
Net Assets		$557,147,482

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Notes to Portfolio of Investments
(a)	All or a portion of this security was on loan at June 30, 2017. The total market value of securities on loan at June 30, 2017 was $16,086,060.
(b)	Non-income producing security.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2017.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	2,657,721	—	2,657,721
Belgium	—	4,516,631	—	4,516,631
Brazil	2,725,100	—	—	2,725,100
Cambodia	—	4,324,722	—	4,324,722
Canada	27,168,264	—	—	27,168,264
Cayman Islands	10,707,087	—	—	10,707,087
China	4,246,443	4,035,639	—	8,282,082
Denmark	—	12,860,966	—	12,860,966
Finland	—	9,283,618	—	9,283,618
France	—	8,960,121	—	8,960,121
Germany	—	42,306,017	—	42,306,017
Hong Kong	—	5,450,491	—	5,450,491
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2017	13

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
India	—	20,492,046	—	20,492,046
Indonesia	—	7,172,905	—	7,172,905
Ireland	—	3,507,835	—	3,507,835
Italy	—	14,771,407	—	14,771,407
Japan	—	110,241,324	—	110,241,324
Malta	—	7,609,871	—	7,609,871
Mexico	7,207,182	—	—	7,207,182
Netherlands	—	7,569,294	—	7,569,294
New Zealand	—	3,081,799	—	3,081,799
Norway	—	7,442,998	—	7,442,998
Philippines	—	5,469,040	—	5,469,040
Singapore	—	4,104,316	—	4,104,316
South Africa	—	8,382,941	—	8,382,941
South Korea	—	26,746,158	—	26,746,158
Spain	—	17,434,528	—	17,434,528
Sweden	—	24,234,659	—	24,234,659
Switzerland	—	5,367,549	—	5,367,549
Taiwan	—	16,857,633	—	16,857,633
Thailand	—	8,640,764	—	8,640,764
Turkey	—	3,178,365	—	3,178,365
United Kingdom	5,686,348	90,691,451	—	96,377,799
United States	4,053,423	—	—	4,053,423
Total Common Stocks	61,793,847	487,392,809	—	549,186,656
Securities Lending Collateral	17,042,345	—	—	17,042,345
Money Market Funds	8,346,070	—	—	8,346,070
Total Investments	87,182,262	487,392,809	—	574,575,071
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Semiannual Report 2017

Statement of Assets and Liabilities
June 30, 2017 (Unaudited)
Assets
Investments, at cost
Unaffiliated issuers, at cost	$446,066,996
Total investments, at cost	446,066,996
Investments, at value
Unaffiliated issuers, at value (including securities on loan: $16,086,060)	574,575,071
Total investments, at value	574,575,071
Foreign currency (identified cost $8,959)	9,025
Receivable for:
Investments sold	1,496,588
Capital shares sold	82,444
Regulatory settlements (Note 6)	131,912
Dividends	548,902
Securities lending income	59,026
Foreign tax reclaims	370,160
Prepaid expenses	3,861
Trustees’ deferred compensation plan	180,916
Total assets	577,457,905
Liabilities
Due to custodian	8
Due upon return of securities on loan	17,042,345
Payable for:
Investments purchased	506,468
Capital shares purchased	2,430,118
Investment advisory fee	14,367
Transfer agent fees	2
Administration fees	765
Compensation of chief compliance officer	23
Other expenses	135,411
Trustees’ deferred compensation plan	180,916
Total liabilities	20,310,423
Net assets applicable to outstanding capital stock	$557,147,482
Represented by
Paid in capital	391,032,043
Undistributed net investment income	1,770,807
Accumulated net realized gain	35,830,215
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	128,508,075
Foreign currency translations	6,342
Total - representing net assets applicable to outstanding capital stock	$557,147,482
Shares outstanding	19,874,639
Net asset value per share	28.03
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2017	15

Statement of Operations
Six Months Ended June 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$7,147,975
Interest	2
Income from securities lending — net	281,576
Foreign taxes withheld	(722,588)
Total income	6,706,965
Expenses:
Investment advisory fee	2,523,465
Transfer agent fees	320
Administration fees	133,569
Trustees’ fees	21,148
Custodian fees	84,689
Printing and postage fees	97,862
Audit fees	39,359
Legal fees	49,749
Compensation of chief compliance officer	753
Other	4,922
Total expenses	2,955,836
Net investment income	3,751,129
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,056,239
Foreign currency translations	(60,459)
Net realized gain	37,995,780
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	55,738,148
Foreign currency translations	38,410
Net change in unrealized appreciation (depreciation)	55,776,558
Net realized and unrealized gain	93,772,338
Net increase in net assets resulting from operations	$97,523,467
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger International | Semiannual Report 2017

Statement of Changes in Net Assets
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$3,751,129	$6,634,683
Net realized gain	37,995,780	6,134,947
Net change in unrealized appreciation (depreciation)	55,776,558	(19,665,305)
Net increase (decrease) in net assets resulting from operations	97,523,467	(6,895,675)
Distributions to shareholders
Net investment income	(3,418,170)	(6,158,671)
Net realized gains	(4,004,590)	(44,383,757)
Total distributions to shareholders	(7,422,760)	(50,542,428)
Decrease in net assets from capital stock activity	(27,748,039)	(34,395,890)
Total increase (decrease) in net assets	62,352,668	(91,833,993)
Net assets at beginning of period	494,794,814	586,628,807
Net assets at end of period	$557,147,482	$494,794,814
Undistributed net investment income	$1,770,807	$1,437,848

	Six Months Ended		Year Ended
	June 30, 2017 (Unaudited)		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	385,234	9,932,697	374,135	9,287,190
Distributions reinvested	261,273	7,422,760	2,014,153	50,542,428
Redemptions	(1,703,640)	(45,103,496)	(3,745,214)	(94,225,508)
Total net decrease	(1,057,133)	(27,748,039)	(1,356,926)	(34,395,890)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$23.64	$26.32	$29.07	$34.55	$31.19	$28.79
Income from investment operations:
Net investment income	0.18	0.31	0.31	0.36	0.39	0.46
Net realized and unrealized gain (loss)	4.58	(0.56)	(0.09)	(1.56)	6.18	5.27
Total from investment operations	4.76	(0.25)	0.22	(1.20)	6.57	5.73
Less distributions to shareholders from:
Net investment income	(0.17)	(0.29)	(0.41)	(0.48)	(0.88)	(0.38)
Net realized gains	(0.20)	(2.14)	(2.57)	(3.80)	(2.33)	(2.95)
Total distributions to shareholders	(0.37)	(2.43)	(2.98)	(4.28)	(3.21)	(3.33)
Proceeds from regulatory settlements	—	—	0.01	—	—	—
Net asset value, end of period	$28.03	$23.64	$26.32	$29.07	$34.55	$31.19
Total return	20.13%	(1.41)%	0.10% (a)	(4.40)%	22.37%	21.56% (b)
Ratios to average net assets
Total gross expenses(c)	1.11% (d)	1.08% (e)	1.12%	1.05%	1.07%	1.08%
Total net expenses(c)	1.11% (d)	1.08% (e)	1.12%	1.05%	1.07%	1.05% (f)
Net investment income	1.41% (d)	1.23%	1.11%	1.10%	1.19%	1.51%
Supplemental data
Portfolio turnover	29%	56%	53%	28%	44%	34%
Net assets, end of period (in thousands)	$557,147	$494,795	$586,629	$667,023	$784,977	$702,667

Notes to Financial Highlights
(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(f)	The benefits derived from custody fees paid indirectly had an impact of 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Wanger International | Semiannual Report 2017

Notes to Financial Statements
June 30, 2017 (Unaudited)
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger International | Semiannual Report 2017	19

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2017, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2017:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger International
Securities lending transactions
Equity securities	$16,086,060	$—	$—	$—	$16,086,060
Gross amount of recognized liabilities for securities lending (collateral received)					17,042,345
Amounts due to counterparty					$956,285
20	Wanger International | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2017:
Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	17,042,345
Total Liabilities	17,042,345
Total Financial and Derivative Net Assets	(17,042,345)
Financial Instruments	16,086,060
Net Amount (a)	(956,285)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Wanger International | Semiannual Report 2017	21

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
For the six months ended June 30, 2017, the annualized effective investment advisory fee rate was 0.94% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
22	Wanger International | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
For the six months ended June 30, 2017, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer of the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board will not exceed $40,000 annually.
Transactions with affiliates
For the six months ended June 30, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $635,434 and $0, respectively.
Service fees
Effective July 1, 2017, the Fund has a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2017 through June 30, 2018, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees.
Transfer agency fees
Prior to July 1, 2017, the Fund paid the transfer agent a monthly fee at the annual rate of $21.00 per open account for its services. The transfer agent also received reimbursement from the Fund for certain out-of-pocket expenses. Effective July 1, 2017, the Fund no longer pays a transfer agency fee.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Wanger International | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
At June 30, 2017, the approximate cost of investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
446,067,000	135,322,000	(6,814,000)	128,508,000
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2017, were $150,197,776 and $183,474,778, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the six months ended June 30, 2017, the Fund recorded a receivable of $131,912 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding) and is disclosed as a receivable on the Statement of Assets and Liabilities.
Note 7. Line of credit
Effective April 25, 2017, the Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and other participating funds, including other funds managed by another affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. Prior to April 25, 2017, the Trust together with Columbia Acorn Trust, another trust managed by the Investment Manager, participated in a revolving credit facility in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under this facility, interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations.
No amounts were borrowed for the benefit of the Fund under the line of credit during the six months ended June 30, 2017.
24	Wanger International | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Note 8. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At June 30, 2017, two unaffiliated shareholders of record owned 29.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates
Wanger International | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Wanger International | Semiannual Report 2017

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger International (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the "Contract Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the "Performance Committee")), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on nine separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and/or to discuss outstanding issues. In addition, the Performance Committee, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the "Compliance Committee") made available relevant information with respect to matters within the realm of its oversight responsibilities.
The materials reviewed by the Contract Committee and the Trustees included, among other items: (i) information on the investment performance of the Fund relative to independently selected peer groups of funds and the Fund’s performance benchmarks over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the size, education and experience of CWAM’s investment staff and its use of technology, external research and trading cost measurement tools and level of resources devoted to the Fund; (iv) the portfolio manager compensation framework; (v) the allocation of the Fund’s brokerage, and the use of "soft" commission dollars to pay for research products and services; (vi) CWAM’s risk management program; (vii) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (viii) CWAM’s and its affiliates’ conflicts of interest.
At a meeting held on June 13, 2017, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Wanger International | Semiannual Report 2017	27

Board Consideration and Approval of Advisory
Agreement  (continued)
Nature, quality and extent of services
The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees also noted the quality of CWAM’s compliance record.
The Trustees took into account the extensive changes made by CWAM in the past year to improve Fund performance. For Wanger International this included but was not limited to: changes to Fund portfolio holdings, which began in 2015; the addition of more risk-based analyses into the portfolio management and construction process; an emphasis on more liquid stocks with more growth potential; and certain analyst changes.
The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had previously committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Trustees received and considered detailed performance information at various meetings of the Board, the Contract Committee and the Performance Committee throughout the year. They reviewed information comparing Wanger International’s performance with that of its benchmarks and with the performance of comparable funds and peer groups as identified by independent consultant Morningstar, Inc. ("Morningstar"). Peer group performance data for the Fund was not provided by Broadridge Financial Solutions, Inc. (“Broadridge”). The Trustees evaluated the performance and risk characteristics of the Fund over various time periods, including the one-, three- and five-year periods ended December 31, 2016, which showed that the Fund had outperformed against its Morningstar peer group over the one-year period but had underperformed over the three and five-year periods. The Trustees also considered more recent Fund performance in order to evaluate CWAM’s progress in improving Fund performance. The Trustees considered that the Fund had underperformed the Morningstar peer group for the one-year period ended April 30, 2017, but that its year-to-date performance relative to its primary benchmark had improved as of April 30, 2017.
The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve performance of the Fund, although it would take some time to determine their effectiveness, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Trustees considered that the CWAM’s Chief Investment Officer, Director of Research (U.S.) and Director of International Research had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps being taken to improve Fund performance.
28	Wanger International | Semiannual Report 2017

Board Consideration and Approval of Advisory
Agreement  (continued)
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Broadridge and Morningstar. The Trustees noted that Wanger International’s net expenses and actual advisory fees were higher than its Broadridge peer group median, but lower than its Morningstar peer group median. The Trustees noted that the Fund’s advisory fees were generally comparable to Columbia Acorn International’s advisory fees at the same asset levels.
The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies as a sub-adviser, and other institutional separate accounts, that had investment strategies similar to the Fund, as detailed in materials provided to the Contract Committee by CWAM. The Trustees determined that the Fund’s advisory fees were somewhat higher than CWAM’s sub-advisory and institutional separate account fees. The Trustees considered the information provided by CWAM regarding its performance of significant additional services for the Fund that it does not provide to sub-advisory and non-mutual fund clients, including administrative and fund accounting services, oversight of the Fund’s other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, CWAM assumed many legal and business risks that it did not assume in servicing many of its non-fund clients.
The Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM’s profitability in eight of the resources that had been, and would continue to be, provided to it by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. In evaluating whether CWAM was sharing economies of scale with Fund shareholders, the Trustees also took into account the various fee waivers/reimbursements and expense caps that CWAM had agreed to for certain of the Funds for 2017 and 2018. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provides sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
Wanger International | Semiannual Report 2017	29

Board Consideration and Approval of Advisory
Agreement  (continued)
The Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Trustees determined that CWAM’s use of the Fund’s "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefited from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 13, 2017, the Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2018.
30	Wanger International | Semiannual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting investor.columbiathreadneedleus.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting investor.columbiathreadneedleus.com; or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger International | Semiannual Report 2017	31

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
P. Zachary Egan, President
Alan G. Berkshire, Vice President
Michael G. Clarke, Assistant Treasurer
William J. Doyle, Vice President
David L. Frank, Vice President
Paul B. Goucher, Assistant Secretary
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Ryan C. Larrenaga, Assistant Secretary
Matthew A. Litfin, Vice President
Satoshi Matsunaga, Vice President
Thomas P. McGuire, Chief Compliance Officer
Louis J. Mendes, Vice President
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Matthew S. Szafranski, Vice President
Andreas Waldburg-Wolfegg, Vice President
Linda K. Roth-Wiszowaty, Secretary
32	Wanger International | Semiannual Report 2017

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Wanger International
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
C-1460 AL (8/17)

SemiAnnual Report
June 30, 2017
WANGER SELECT
Managed by Columbia Wanger Asset Management, LLC
Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

WANGER SELECT  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Wanger Select (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Co-manager
Managed Fund since 2015
Matthew S. Szafranski, CFA
Co-manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended June 30, 2017)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger Select	02/01/99	11.78	26.91	13.97	5.64	10.38
Russell 2500 Growth Index		10.63	21.44	14.33	8.18	7.80
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.77% is stated in the Fund’s prospectus dated May 1, 2017, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
Effective May 1, 2017, the Fund compares its performance to that of the Russell 2500 Growth Index. Prior to this date, the Fund compared its performance to that of the S&P MidCap 400® Index. The Investment Manager believes that the Fund’s portfolio will generally be more closely aligned with the Russell 2500 Growth Index than with the former core benchmark from an investment style perspective. Information on the S&P MidCap 400® Index will be included for a one-year transition period.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Select | Semiannual Report 2017	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 1, 1999 — June 30, 2017)
This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2017 to the Russell 2500 Growth Index and the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Top ten holdings (%) (at June 30, 2017)
HealthSouth Corp. Inpatient rehabilitative healthcare services	5.3
Wabtec Corp. Technology products and services for the rail industry	4.6
JB Hunt Transport Services, Inc. Logistics services	4.5
Vail Resorts, Inc. Operates resorts globally	4.4
Snap-On, Inc. Tool and equipment solutions	4.4
Align Technology, Inc. Designs, manufactures, and markets the Invisalign System	4.4
GoDaddy, Inc., Class A Cloud-based web platform for small businesses, web design professionals and individuals	4.3
AMERCO Rental of trucks, trailers, and self storage space, as well as property and casualty and life insurance products	4.0
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	3.8
LKQ Corp. Automotive products and services	3.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2017)
Common Stocks	97.4
Money Market Funds	2.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2017)
Consumer Discretionary	18.3
Financials	13.1
Health Care	17.2
Industrials	26.9
Information Technology	14.4
Materials	3.4
Real Estate	6.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Semiannual Report 2017

Manager Discussion of Fund Performance
(Unaudited)
David L. Frank, CFA
Co-Portfolio Manager
Matthew S. Szafranski, CFA
Co-Portfolio Manager
Wanger Select gained 5.12% during the second quarter of 2017, outperforming its primary benchmark, the Russell 2500 Growth Index, which gained 4.13%. That propelled Fund gains to 11.78% for the semiannual period versus a return of 10.63% for the benchmark.
Through the first half of 2017, US equity markets delivered solid and steady gains with very little in the way of interruptions. Economic growth remained strong enough to fuel positive market performance, yet not so robust as to raise concerns that the U.S. Federal Reserve would need to take a more aggressive approach to raising interest rates. Corporate results were also supportive, highlighted by strength in earnings, rising revenues and profit margins, and generally positive guidance for the remainder of 2017. A meaningful decline in the U.S. dollar acted as an additional tailwind for equities by making the products and services of U.S. companies more competitive overseas. Growth stocks strengthened against value stocks, reversing course from prior quarters.
In terms of stronger market sectors, information technology and health care continued their strong run of performance and were the best performing sectors in the benchmark during the period. The only two sectors with negative absolute returns were energy and consumer staples. The drop in oil prices from over $50 per barrel to below $43 was a primary driver of the fall in energy stocks, resulting in this sector being the standout underperformer.
Fund positioning on an industry level relative to the benchmark had a negligible impact on relative returns. The Fund had no exposure to the underperforming energy and consumer staples sectors during the first half as we had not found any companies with compelling business models that appeared to have a clear path to the value creation that we seek. However, the boost this provided was largely offset by the Fund’s large overweight in industrials, where the Fund lagged the benchmark due to poor stock selection, and its underexposure to the information technology sector, among the best performing sectors in the benchmark during the first half of the year.
The Fund’s returns relative to the benchmark were driven by our selection of individual stocks, especially in the consumer discretionary, health care and financial sectors. Together, stock selection in these sectors combined to contribute over 300 basis points, which was somewhat offset by poor selection in the industrials sector.
The top contributors for the first half were Align Technology and Vail Resorts. Align designs, manufactures, and markets the Invisalign system, an alternative method to bracket and wire braces for treating crooked teeth. The stock rose during the period as it reported a large profit surge and beat expectations on greater adoption of its products. Vail Resorts operates a number of premier ski resorts. The company had strong earnings as it has been able to both increase season pass renewals and draw more first time customers to its slopes.
The largest detractor for the period was pizza chain Papa John’s International. The firm continues to take share in the fragmented U.S. pizza industry, but the company has lost ground to leading rival Domino’s and there was renewed concern about an ongoing turnaround at laggard Pizza Hut. Nevertheless, Papa John’s premium “clean” pizza and technology platform resonate with millennials, so we added to the position on weakness. Industrial holding Snap-On, a marketer of hand and power tools, was also a negative contributor. The stock retreated due to concerns over the company’s credit portfolio. We believe those fears are overblown and added to this position as well.
Global stocks markets have rewarded investors thus far in 2017. At the end of the period, averages remained at robust levels and there was sustained economic expansion around the world. However, growth was slower than in previous recoveries. Interest rates and volatility also remained low. We are realistic about the potential risks after a global surge in stock valuations and the potential for increased volatility. In this market environment, we continue to focus on identifying exciting growth companies with sustainable competitive advantages trading at reasonable valuations.

Wanger Select | Semiannual Report 2017	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Select | Semiannual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2017 — June 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,117.80	1,021.14	4.01	3.83	0.76
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Wanger Select | Semiannual Report 2017	7

Portfolio of Investments
June 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 96.9%
Issuer	Shares	Value ($)
Consumer Discretionary 17.8%
Auto Components 2.3%
LCI Industries Recreational vehicles and equipment	29,055	2,975,233
Distributors 3.7%
LKQ Corp.(a) Automotive products and services	144,500	4,761,275
Hotels, Restaurants & Leisure 6.9%
Papa John’s International, Inc. Pizza delivery and carry-out restaurants	47,728	3,424,961
Vail Resorts, Inc. Operates resorts globally	27,740	5,626,504
Total		9,051,465
Household Durables 1.4%
iRobot Corp.(a) Manufactures robots for cleaning	21,113	1,776,448
Media 3.5%
Liberty Global PLC, Class A(a) Broadband, distribution, and content companies	141,840	4,555,901
Total Consumer Discretionary		23,120,322
Financials 12.6%
Banks 3.4%
SVB Financial Group(a) Holding company for Silicon Valley Bank	24,894	4,376,116
Capital Markets 6.8%
Eaton Vance Corp. Creates, markets, and manages mutual funds	95,153	4,502,640
Lazard Ltd., Class A Corporate Advisory & Asset Management	95,382	4,419,048
Total		8,921,688
Consumer Finance 2.4%
FirstCash, Inc. Owns and operates pawn stores	54,242	3,162,309
Total Financials		16,460,113
Health Care 16.6%
Biotechnology 0.6%
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	14,154	879,105
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 10.8%
Align Technology, Inc.(a) Designs, manufactures, and markets the Invisalign System	36,651	5,502,048
LivaNova PLC(a) Medical technology focusing on neuromodulation, cardiac surgery and rhythm management	63,345	3,877,347
Natus Medical, Inc.(a) Medical device company that develops, manufactures, and markets screening products	125,109	4,666,566
Total		14,045,961
Health Care Providers & Services 5.2%
HealthSouth Corp. Inpatient rehabilitative healthcare services	139,197	6,737,135
Total Health Care		21,662,201
Industrials 26.1%
Machinery 17.9%
Middleby Corp. (The)(a) Equipment for use in cooking and preparing food	35,972	4,370,958
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	22,531	2,733,461
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	70,105	4,828,832
Snap-On, Inc. Tool and equipment solutions	34,859	5,507,722
Wabtec Corp. Technology products and services for the rail industry	63,656	5,824,524
Total		23,265,497
Road & Rail 8.2%
AMERCO Rental of trucks, trailers, and self storage space, as well as property and casualty and life insurance products	13,686	5,009,897
JB Hunt Transport Services, Inc. Logistics services	62,019	5,667,296
Total		10,677,193
Total Industrials		33,942,690

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 14.0%
Internet Software & Services 10.9%
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	127,034	5,388,782
SPS Commerce, Inc.(a) On-demand supply chain management solutions through an online hosted software suite	64,885	4,137,068
VeriSign, Inc.(a) Domain names and Internet security services	49,531	4,604,402
Total		14,130,252
Software 3.1%
ANSYS, Inc.(a) Software solutions for design analysis and optimization	33,430	4,067,762
Total Information Technology		18,198,014
Materials 3.3%
Chemicals 3.3%
Axalta Coating Systems Ltd.(a) Coating systems	51,091	1,636,956
Celanese Corp., Class A Global integrated producer of chemicals and advanced materials	27,800	2,639,332
Total		4,276,288
Total Materials		4,276,288
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 6.5%
Equity Real Estate Investment Trusts (REITS) 3.0%
Education Realty Trust, Inc. Self-managed and self-advised real estate investment trust	100,810	3,906,387
Real Estate Management & Development 3.5%
Jones Lang LaSalle, Inc. Real estate and investment management services	36,107	4,513,375
Total Real Estate		8,419,762
Total Common Stocks (Cost: $100,182,982)		126,079,390

Money Market Funds 2.6%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, IM Shares, 0.879% (b)	3,341,679	3,341,679
Total Money Market Funds (Cost: $3,341,679)		3,341,679
Total Investments (Cost $103,524,661)		129,421,069
Other Assets & Liabilities, Net		645,962
Net Assets		$130,067,031

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at June 30, 2017.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2017	9

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Fair value measurements  (continued)
other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	23,120,322	—	—	23,120,322
Financials	16,460,113	—	—	16,460,113
Health Care	21,662,201	—	—	21,662,201
Industrials	33,942,690	—	—	33,942,690
Information Technology	18,198,014	—	—	18,198,014
Materials	4,276,288	—	—	4,276,288
Real Estate	8,419,762	—	—	8,419,762
Total Common Stocks	126,079,390	—	—	126,079,390
Money Market Funds	3,341,679	—	—	3,341,679
Total Investments	129,421,069	—	—	129,421,069
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Semiannual Report 2017

Statement of Assets and Liabilities
June 30, 2017 (Unaudited)
Assets
Investments, at cost
Unaffiliated issuers, at cost	$103,524,661
Total investments, at cost	103,524,661
Investments, at value
Unaffiliated issuers, at value	129,421,069
Total investments, at value	129,421,069
Receivable for:
Investments sold	639,848
Capital shares sold	51,754
Dividends	62,618
Prepaid expenses	883
Total assets	130,176,172
Liabilities
Payable for:
Capital shares purchased	18,872
Investment advisory fee	2,129
Transfer agent fees	1
Administration fees	177
Trustees’ fees	40,758
Audit fees	16,299
Printing and postage fees	19,340
Other expenses	11,565
Total liabilities	109,141
Net assets applicable to outstanding capital stock	$130,067,031
Represented by
Paid in capital	97,318,323
Undistributed net investment income	120,030
Accumulated net realized gain	6,732,270
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	25,896,408
Total - representing net assets applicable to outstanding capital stock	$130,067,031
Shares outstanding	7,060,662
Net asset value per share	18.42
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2017	11

Statement of Operations
Six Months Ended June 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$653,608
Income from securities lending — net	264
Total income	653,872
Expenses:
Investment advisory fee	514,189
Transfer agent fees	115
Administration fees	32,137
Trustees’ fees	6,090
Custodian fees	1,843
Printing and postage fees	20,907
Audit fees	15,034
Legal fees	15,159
Compensation of chief compliance officer	198
Other	6,824
Total expenses	612,496
Advisory fee waiver	(128,547)
Total net expenses	483,949
Net investment income	169,923
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,891,276
Net realized gain	6,891,276
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,269,121
Net change in unrealized appreciation (depreciation)	7,269,121
Net realized and unrealized gain	14,160,397
Net increase in net assets resulting from operations	$14,330,320
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Semiannual Report 2017

Statement of Changes in Net Assets
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$169,923	$213,763
Net realized gain	6,891,276	17,763,750
Net change in unrealized appreciation (depreciation)	7,269,121	(2,720,919)
Net increase in net assets resulting from operations	14,330,320	15,256,594
Distributions to shareholders
Net investment income	—	(209,776)
Net realized gains	(17,779,427)	(39,392,500)
Total distributions to shareholders	(17,779,427)	(39,602,276)
Increase in net assets from capital stock activity	8,016,411	14,004,583
Total increase (decrease) in net assets	4,567,304	(10,341,099)
Net assets at beginning of period	125,499,727	135,840,826
Net assets at end of period	$130,067,031	$125,499,727
Undistributed (excess of distributions over) net investment income	$120,030	$(49,893)

	Six Months Ended		Year Ended
	June 30, 2017 (Unaudited)		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	87,072	1,721,436	122,251	2,468,559
Distributions reinvested	979,583	17,779,427	2,263,039	39,602,276
Redemptions	(576,922)	(11,484,452)	(1,433,386)	(28,066,252)
Total net increase	489,733	8,016,411	951,904	14,004,583
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2017	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$19.10	$24.18	$32.99	$36.41	$27.54	$23.35
Income from investment operations:
Net investment income	0.03	0.03	(0.02)	(0.07)	(0.05)	0.16
Net realized and unrealized gain	2.18	2.48	0.69	1.07	9.46	4.15
Total from investment operations	2.21	2.51	0.67	1.00	9.41	4.31
Less distributions to shareholders from:
Net investment income	—	(0.03)	(0.00) (a)	—	(0.09)	(0.12)
Net realized gains	(2.89)	(7.56)	(9.48)	(4.42)	(0.45)	—
Total distributions to shareholders	(2.89)	(7.59)	(9.48)	(4.42)	(0.54)	(0.12)
Net asset value, end of period	$18.42	$19.10	$24.18	$32.99	$36.41	$27.54
Total return	11.78% (b)	13.31% (b)	0.26% (b)	3.17%	34.58%	18.46%
Ratios to average net assets
Total gross expenses(c)	0.96% (d)	0.93% (e)	0.98%	0.93% (f)	0.93%	0.92%
Total net expenses(c)	0.76% (d)	0.73% (e)	0.85%	0.93% (f)	0.93%	0.91% (g)
Net investment income	0.27% (d)	0.17%	(0.06)%	(0.20)%	(0.15)%	0.60%
Supplemental data
Portfolio turnover	31%	93%	59%	18%	24%	20%
Net assets, end of period (in thousands)	$130,067	$125,500	$135,841	$191,647	$257,911	$235,155

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Semiannual Report 2017

Notes to Financial Statements
June 30, 2017 (Unaudited)
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger Select | Semiannual Report 2017	15

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (CWAM) or the Investment Manager, does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2017, is included in the Statement of Operations.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
16	Wanger Select | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.80%
$500 million and over	0.78%
Through April 30, 2018, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may be modified or amended with approval from the Fund and CWAM.
For the six months ended June 30, 2017, the annualized effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
Wanger Select | Semiannual Report 2017	17

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the six months ended June 30, 2017, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer of the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2017 through June 30, 2018, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees.
Transfer agency fees
Prior to July 1, 2017, the Fund paid the transfer agent a monthly fee at the annual rate of $21.00 per open account for its services. The transfer agent also received reimbursement from the Fund for certain out-of-pocket expenses. Effective July 1, 2017, the Fund no longer pays a transfer agency fee.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
18	Wanger Select | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2018, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 1.35% of the Fund’s average daily net assets. This expense arrangement may only be modified or amended with approval from the Fund and CWAM. For the six months ended June 30, 2017, the Fund was not reimbursed any expenses by CWAM.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2017, the approximate cost of investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
103,525,000	26,508,000	(612,000)	25,896,000
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2017, were $38,508,580 and $48,617,173, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
Effective April 25, 2017, the Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and other participating funds, including other funds managed by another affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. Prior to April 25, 2017, the Trust together with Columbia Acorn Trust, another trust managed by the Investment Manager, participated in a revolving credit facility in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under this facility, interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations.
No amounts were borrowed for the benefit of the Fund under the line of credit during the six months ended June 30, 2017.
Wanger Select | Semiannual Report 2017	19

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Note 7. Significant risks
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At June 30, 2017, two unaffiliated shareholders of record owned 89.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Wanger Select | Semiannual Report 2017

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages Wanger Select (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the "Contract Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the "Performance Committee")), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on nine separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and/or to discuss outstanding issues. In addition, the Performance Committee, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the "Compliance Committee") made available relevant information with respect to matters within the realm of its oversight responsibilities.
The materials reviewed by the Contract Committee and the Trustees included, among other items: (i) information on the investment performance of the Fund relative to independently selected peer groups of funds and the Fund’s performance benchmark(s) over various time periods, as presented and analyzed by two independent consultants; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the size, education and experience of CWAM’s investment staff and its use of technology, external research and trading cost measurement tools and level of resources devoted to the Fund; (iv) the portfolio manager compensation framework; (v) the allocation of the Fund’s brokerage, and the use of "soft" commission dollars to pay for research products and services; (vi) CWAM’s risk management program; (vii) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (viii) CWAM’s and its affiliates’ conflicts of interest.
At a meeting held on June 13, 2017, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Wanger Select | Semiannual Report 2017	21

Board Consideration and Approval of Advisory
Agreement  (continued)
Nature, quality and extent of services
The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees also noted the quality of CWAM’s compliance record.
The Trustees took into account the extensive process changes made by CWAM in the past year to improve Fund performance. For Wanger Select this included but was not limited to: the continued addition of more systematic and quantitative tools and risk-based analyses into the portfolio and construction management process; the significant reduction in the number of Fund holdings since 2015 and increased concentration of the portfolio in fewer high conviction names; and certain analyst changes.
The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had previously committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Trustees received and considered detailed performance information at various meetings of the Board, the Contract Committee and the Performance Committee throughout the year. They reviewed information comparing Wanger Select’s performance with that of its benchmarks and with the performance of comparable funds and peer groups as identified by independent consultants Broadridge Financial Solutions, Inc. ("Broadridge") and Morningstar, Inc. ("Morningstar") taking into account that each consultant had a different methodology for calculating the Fund’s total returns. The Trustees evaluated the performance and risk characteristics of the Fund over various time periods, including over the one-, three- and five-year periods ended December 31, 2016, which showed that the Fund had performed at or slightly under its Morningstar peer group medians over each period, but had outperformed against its Broadridge peer group medians over the same periods. They also considered more recent Fund performance in order to evaluate CWAM’s progress in improving Fund performance. The Trustees took into account that for the one-year period ended April 30, 2017, the Fund had achieved first quartile peer performance in both the Morningstar and Broadridge peer groups and had outperformed its primary benchmark, which they believed indicated that CWAM’s performance remediation efforts, including the additional management resources provided to the Funds over the past two years, were having a positive impact.
The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve the Fund’s performance, although it would take some time to determine their effectiveness, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Trustees considered that the CWAM’s Chief Investment Officer, Director of Research (U.S.) and Director of International Research had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps being taken to improve Fund performance.
22	Wanger Select | Semiannual Report 2017

Board Consideration and Approval of Advisory
Agreement  (continued)
Costs of services and profits realized by CWAM
At various Contract Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Broadridge and Morningstar. The Trustees noted that Wanger Select’s net expenses were lower than the median of its Morningstar and Broadridge peer groups. The Trustees also took into account that the actual advisory fees paid by Wanger Select were lower than the median of its Broadridge peer group, but higher than the median of its Morningstar peer group. The Trustees noted that the Fund’s advisory fees were generally comparable to Columbia Acorn Select’s advisory fees at the same asset levels.
The Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM’s profitability in eight of the resources that had been, and would continue to be, provided to it by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. In evaluating whether CWAM was sharing economies of scale with Fund shareholders, the Trustees also took into account the various fee waivers/reimbursements and expense caps that CWAM had agreed to for certain of the Funds for 2017 and 2018. The Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provides sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Trustees determined that CWAM’s use of the Fund’s "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefited from the receipt of
Wanger Select | Semiannual Report 2017	23

Board Consideration and Approval of Advisory
Agreement  (continued)
proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 13, 2017, the Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2018.
24	Wanger Select | Semiannual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting investor.columbiathreadneedleus.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting investor.columbiathreadneedleus.com; or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger Select | Semiannual Report 2017	25

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
P. Zachary Egan, President
Alan G. Berkshire, Vice President
Michael G. Clarke, Assistant Treasurer
William J. Doyle, Vice President
David L. Frank, Vice President
Paul B. Goucher, Assistant Secretary
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Ryan C. Larrenaga, Assistant Secretary
Matthew A. Litfin, Vice President
Satoshi Matsunaga, Vice President
Thomas P. McGuire, Chief Compliance Officer
Louis J. Mendes, Vice President
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Matthew S. Szafranski, Vice President
Andreas Waldburg-Wolfegg, Vice President
Linda K. Roth-Wiszowaty, Secretary
26	Wanger Select | Semiannual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger Select
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
C-1465 AL (8/17)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date	August 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date	August 18, 2017

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date	August 18, 2017